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Exhibit 10.152

                           [ABBOTT LETTERHEAD]

                             March 14, 1996

Mr. William L. Respess
*
CONFIDENTIAL  *
Senior V.P., General Counsel
TREATMENT REQUESTED
Ligand Pharmaceuticals Inc.
9393 Towne Center Drive
San Diego, CA 92121

Dear Mr. Respess:

Abbott Laboratories hereby confirms the extension of our Research, Development and License Agreement dated July 6, 1994, for a third year
(July 6, 1996
through July 5, 1997), with an amendment to Section 3.1 and Exhibit A, to set the Ligand staffing for this third year to *________*________* Ligand full-time equivalents and an Aggregate Annual Research Fee for Contract Year 3, therefore, as *__________________*__________________*.
This revision reflects
the discussions of our respective representatives to the Joint Research Policy
Committee over the past months. This modification is intended to provide the optimum distribution of resources for achieving Research
Program success.

For the convenience of future renewal discussions, Abbott also proposes to amend Section 14.3.1 to provide for "notice to be given not later than four (4) months...", with all other provisions remaining as originally provided.

If you agree with the amendments outlined above, please sign both copies of this letter amendment and return one copy to me.

Thanks very much for your assistance.

Sincerely,


Alan S. Rosenthal, M.D.                       ACCEPTED AND
AGREED:
Vice President, Discovery R&D                 LIGAND
PHARMACEUTICALS INC.


                                              By: WILLIAM
L. RESPESS

____________________________
                                                  William
L. Respess
                                                  Senior
Vice President,
                                                  General
Counsel and Secretary
                                                  Date  3-
2996

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Certain confidential portions of this Exhibit were omitted
by means of blackout of the text (the "Mark").
This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Securities Act.
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